Exhibit 21.1

Entity Name	Domestic Juris
C-DON Partnership	Pennsylvania
Citizens Capital Ventures Corp.	Delaware
Citizens Directory Services Company L.L.C.	Delaware
Citizens Louisiana Accounting Company	Delaware
Citizens Mohave Cellular Company	Delaware
Citizens NEWCOM Company	Delaware
Citizens NEWTEL, LLC	Delaware
Citizens Pennsylvania Company LLC	Delaware
Citizens SERP Administration Company	Delaware
Citizens Telecom Services Company L.L.C.	Delaware
Citizens Telecommunications Company of California Inc.	California
Citizens Telecommunications Company of Idaho	Delaware
Citizens Telecommunications Company of Illinois	Illinois
Citizens Telecommunications Company of Minnesota, LLC	Delaware
Citizens Telecommunications Company of Montana	Delaware
Citizens Telecommunications Company of Nebraska	Delaware
Citizens Telecommunications Company of Nebraska LLC	Delaware
Citizens Telecommunications Company of Nevada	Nevada
Citizens Telecommunications Company of New York, Inc.	New York
Citizens Telecommunications Company of Oregon	Delaware
Citizens Telecommunications Company of Tennessee L.L.C.	Delaware
Citizens Telecommunications Company of the Volunteer State LLC	Delaware
Citizens Telecommunications Company of the White Mountains, Inc.	Delaware
Citizens Telecommunications Company of Utah	Delaware
Citizens Telecommunications Company of West Virginia	West Virginia
Citizens Utilities Capital L.P.	Delaware
Citizens Utilities Rural Company, Inc.	Delaware
Commonwealth Communication, LLC	Delaware
Commonwealth Telephone Company LLC	Pennsylvania
Commonwealth Telephone Enterprises LLC	Pennsylvania
Commonwealth Telephone Enterprises, LLC	Delaware
Commonwealth Telephone Management Services, Inc.	Pennsylvania
Conference-Call USA, LLC	Delaware
CTE Delaware Holdings, LLC	Delaware
CTE Holdings, Inc.	Pennsylvania
CTE Services, Inc.	Pennsylvania
CTE Telecom, LLC	Pennsylvania
CTSI, LLC	Pennsylvania
CU Capital LLC	Delaware
CU Wireless Company LLC	Delaware
Electric Lightwave NY, LLC	Delaware
Evans Telephone Holdings, Inc.	Delaware
Fairmount Cellular LLC	Georgia
Frontier Cable of Wisconsin LLC	Wisconsin
Frontier Communications - Midland, Inc.	Illinois
Frontier Communications - Prairie, Inc.	Illinois
Frontier Communications - Schuyler, Inc.	Illinois
Frontier Communications - St. Croix LLC	Wisconsin
Frontier Communications Corporation	Delaware
Frontier Communications of Alabama, LLC	Alabama
Frontier Communications of America, Inc.	Delaware
Frontier Communications of AuSable Valley, Inc.	New York
Frontier Communications of Breezewood, LLC	Pennsylvania
Frontier Communications of Canton, LLC	Pennsylvania
Frontier Communications of DePue, Inc.	Illinois
Frontier Communications of Fairmount LLC	Georgia
Frontier Communications of Georgia LLC	Georgia
Frontier Communications of Illinois, Inc.	Illinois
Frontier Communications of Indiana LLC	Indiana
Frontier Communications of Iowa, LLC	Iowa
Frontier Communications of Lakeside, Inc.	Illinois
Frontier Communications of Lakewood, LLC	Pennsylvania
Frontier Communications of Lamar County, LLC	Alabama
Frontier Communications of Michigan, Inc.	Michigan
Frontier Communications of Minnesota, Inc.	Minnesota
Frontier Communications of Mississippi LLC	Mississippi
Frontier Communications of Mondovi LLC	Wisconsin
Frontier Communications of Mt. Pulaski, Inc.	Illinois
Frontier Communications of New York, Inc.	New York
Frontier Communications of Orion, Inc.	Illinois
Frontier Communications of Oswayo River LLC	Pennsylvania
Frontier Communications of Pennsylvania, LLC	Pennsylvania
Frontier Communications of Rochester, Inc.	Delaware
Frontier Communications of Seneca-Gorham, Inc.	New York
Frontier Communications of Sylvan Lake, Inc.	New York
Frontier Communications of the South, LLC	Alabama
Frontier Communications of Thorntown LLC	Indiana
Frontier Communications of Virginia, Inc.	Virginia
Frontier Communications of Viroqua LLC	Wisconsin
Frontier Communications of Wisconsin LLC	Wisconsin
Frontier Directory Services Company, LLC	Delaware
Frontier InfoServices Inc.	Delaware
Frontier Mobile LLC	Delaware
Frontier Security Company	Delaware
Frontier Subsidiary Telco LLC	Delaware
Frontier TechServ, Inc.	Delaware
Frontier Telephone of Rochester, Inc.	New York
GVN Services	California
Mohave Cellular Limited Partnership	Delaware
Navajo Communications Company, Inc.	New Mexico
NCC Systems, Inc.	Texas
Ogden Telephone Company	New York
Phone Trends, Inc.	New York
Rhinelander Telecommunications, LLC	Wisconsin
Rhinelander Telephone LLC	Wisconsin
Rib Lake Cellular for Wisconsin RSA#3, Inc.	Wisconsin
Rib Lake Telecom, Inc.	Wisconsin
T.M.H., Inc.	Delaware